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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) November 28, 2000
          (November 14, 2000)                              -----------------
          -------------------

                               ICG SERVICES, INC.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                Delaware            333-51037         84-1448147
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        (State of Incorporation)   (Commission     (IRS Employer
                                   File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
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                    (Address of principal executive offices)

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       Item 3.   Bankruptcy or Receivership.
       ------    ---------------------------

     In a press release dated November 14, 2000, ICG Communications, Inc., a Delaware corporation (the "Company"), announced that the Company and most of its subsidiaries, including ICG Services, Inc., filed for voluntary bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court in the District of Delaware. A copy of a press release related to the Bankruptcy filing is attached.

       Item 7.   Exhibit.
       ------    --------

                 (c)  Exhibit
                      -------

                      99.1 Press Release, dated November 14, 2000.



                                INDEX TO EXHIBIT

Exhibit No.          Description
-----------          -------------
99.1                 Press Release, dated November 14, 2000.



                                  EXHIBIT 99.1

                     Press Release, dated November 14, 2000.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       Dated: November 28, 2000                     ICG SERVICES, INC.

                                               By:/s/ Harry R. Herbst
                                                  ----------------------
                                                  Harry R. Herbst
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

        EX-99.1

                PRESS RELEASE, DATED November 14, 2000